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                                                                  EXHIBIT 21.01


                          Sunrise Assisted Living, Inc.
                              List of Subsidiaries

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                                                 Direct or
                                                 Indirect                  Jurisdiction
Subsidiaries                                     Ownership               of Incorporation
---------------                              ------------------          -----------------

Sunrise Assisted Living Management, Inc.            100%                   Virginia
Sunrise Development, Inc.                           100%                   Virginia
Sunrise Assisted Living Investments, Inc.           100%                   Virginia
Sunrise Assisted Living Limited Partnership         100%                   Virginia
Martha Child, Inc.                                  100%                   Virginia
Sunrise Partners, L. P.                             100%                   Virginia
Sunrise at Gardner Park Limited Partnership         25%                    Massachusetts
Sunrise of Raleigh, LLC                             100%                   North Carolina
Sunrise Village House, LLC                          100%                   Maryland
Sunrise Assisted Living Limited
      Partnership II                                100%                   Virginia
Sunrise Assisted Living Limited
      Partnership III                               100%                   Pennsylvania
Sunrise Assisted Living Limited
      Partnership VII                               100%                   Maryland
Sunrise Assisted Living Limited
      Partnership VIII                              100%                   California
Independence Home Care Agency, Inc.                 100%                   Washington
Sunrise Homes of Towson Limited Partnership         100%                   Maryland
Sunrise East Assisted Living  Limited
      Partnership                                   100%                   Virginia
Sunrise of Alexandria Assisted Living, L.P.         100%                   Virginia
Sunrise Huntcliff Assisted Living Limited
      Partnership                                   100%                   Georgia
Sunrise Augusta Assisted Living Limited
      Partnership                                   100%                   Georgia
Sunrise Columbus Assisted Living Limited
      Partnership                                   100%                   Georgia
Sunrise Greenville Assisted Living Limited
      Partnership                                   100%                   South Carolina
NAH/ Sunrise Severna Park, LLC                      50%                    Maryland
Sunrise Napa Assisted Living Limited
      Partnership                                   100%                   California
Sunrise West Assisted Living Limited
      Partnership                                   100%                   California
Sunrise Sterling Canyon Assisted Living
      Limited Partnership                           100%                   California
Sunrise Ivey Ridge Assisted Living Limited
      Partnership                                   100%                   Georgia
Sunrise East Cobb Assisted Living Limited
      Partnership                                   100%                   Georgia
Sunrise Pinehurst Assisted Living Limited
          Partnership                               100%                   Colorado
Sunrise Holly Assisted Living Limited
          Partnership                               100%                   Colorado
Sunrise Oakland Assisted Living Limited
          Partnership                               100%                   California
Sunrise Scotch Plains Assisted Living, L.P.         100%                   New Jersey
Sunrise Chanate Assisted Living, L.P.               100%                   California
Sunrise Dunwoody Assisted Living, L.P.              100%                   Georgia
Sunrise Weston Assisted Living, L.P.                100%                   Massachusetts
AL Investments, L.L.C.                              100%                   Virginia
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
Sunrise Arlington Heights Assisted Living
          Limited Partnership                       100%                   Illinois
Sunrise SEAL, L.L.C.                                100%                   Virginia
Sunrise Riverside Assisted Living,  L.P.            100%                   California
Sunrise TFE Acquisitions,  L.L.C.                   100%                   Virginia
Sunrise Midwest Mortgage, L.L.C.                    100%                   Virginia
Sunrise Midwest Leasing, L.L.C.                     100%                   Virginia
ADG on Sheepshead Bay, LLC                          70%                    New York
Sunrise Beach Cities Assisted Living,
      L.L.C.                                        100%                   California
Sunrise Buffalo Grove Assisted Living,
      L.L.C.                                        100%                   Illinois
AL II Investments, L.L.C.                            9%                    Virginia
Sunrise Assisted Living Limited                     100%                   United Kingdom
Sunrise Assisted Living Holdings, L.P.             7.24%                   Delaware
AL III Investments, L.L.C.                           9%                    Virginia
AL IV Investments, L.L.C.                            9%                    Virginia
Atlantic-Sunrise, L.L.C.                            70%                    New York
Sunrise Mission Viejo Assisted Living,
      L.L.C.                                        100%                   Virginia
Sunrise Baton Rouge Assisted Living, L.L.C.         100%                   Louisiana
Sunrise Beverly Hills Assisted Living,
      L.L.C.                                        100%                   Virginia
Sunrise Connecticut Avenue Assisted                                        Washington,
      Living, L.L.C                                 100%                   D.C.
Sunrise Edina Assisted Living, L.L.C.               100%                   Minnesota
Sunrise Fall Creek Assisted Living, L.L.C.          100%                   Indiana
Sunrise Farmington Hills Assisted Living,
      L.L.C.                                        100%                   Michigan
Sunrise Fort Wayne Assisted Living, L.L.C.          100%                   Indiana
Sunrise New Orleans Assisted Living, L.L.C.         100%                   Louisiana
Sunrise Pacific Beach Assisted Living,
      L.L.C.                                        100%                   Virginia
Sunrise Parma Assisted Living, L.L.C.               100%                   Ohio
Sunrise Hamilton Assisted Living, L.L.C.            100%                   Ohio
Sunrise Shaker Heights Assisted Living,
      L.L.C.                                        100%                   Ohio
Sunrise Rancho Cucamonga Assisted Living,
      L.L.C.                                        100%                   Virginia
Sunrise Westminster Assisted Living, L.L.C.         100%                   Colorado
Sunrise Willow Lake Assisted Living, L.L.C.         100%                   Indiana
Sunrise Abington Assisted Living, L.L.C.            25%                    Pennsylvania
Sunrise Granite Run Assisted Living, L.L.C.         25%                    Pennsylvania
Sunrise Old Tappan Assisted Living, L.L.C.          25%                    New Jersey
Sunrise Haverford Assisted Living, L.L.C.           25%                    Pennsylvania
Sunrise West field Assisted Living, L.L.C.          25%                    New Jersey
Sunrise Morris Plains Assisted Living,
      L.L.C.                                        25%                    New Jersey
Sunrise Springfield Assisted Living, L.L.C.         25%                    Virginia
Sunrise Wayne Assisted Living, L. L.C.              25%                    New Jersey
Sunrise Claremont Assisted Living, L.P.             100%                   California
Sunrise Chesterfield Assisted Living,
      L.L.C.                                        100%                   Missouri
AL V Investments, L.L.C.                             9%                    Virginia
Sunrise Basking Ridge Assisted Living,
      L.L.C.                                        100%                   New Jersey
Sunrise Arlington, MA Assisted Living,
      L.L.C.                                        100%                   Massachusetts
Sunrise West Hartford Assisted Living,
      L.L.C.                                        100%                   Connecticut
Sunrise Pacific Palisades Assisted Living,
      L.P.                                          100%                   California
Sunrise Eastover Assisted Living, L.L.C.            100%                   North Carolina
Sunrise Poland Assisted Living, L.L.C.              100%                   Ohio
Sunrise Troy Assisted Living, L.L.C.                100%                   Michigan
Sunrise Aurora Assisted Living, L.L.C.              100%                   Colorado
Sunrise Dix Hills Assisted Living, L.L.C.           100%                   New York
Dignity Home Care, Inc.                             100%                   New York

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
Sunrise North Assisted Living Ltd.                  100%                   New Brunswick
Sunrise of Park Ridge, L.L.C.                       100%                   Illinois
Sunrise of McLean, L.L.C.                           40%                    Virginia
Metropolitan Senior Housing, L.L.C.                 25%                    Delaware
Kensington Cottages Corporation of
      America, Inc.                                 100%                   Illinois
Karrington Operating Company, Inc.                  100%                   Illinois
AL One Investments, L.L.C.                          20%                    Virginia
Sunrise Belmont Assisted Living, L.L.C.             100%                   California
Canoga Park Assisted Living, L.L.C.                 100%                   California
Fair Oak Assisted Living, L.L.C                     100%                   California
Sunrise San Gabriel Assisted Living, L.L.C.         100%                   California
Sunrise Wilton Assisted Living, L.L.C               100%                   Connecticut
Sunrise Georgia I.L., L.L.C.                        100%                   Georgia
Sunrise Bloomingdale Assisted Living,
      L.L.C.                                        100%                   Illinois
Sunrise Flossmoor Assisted Living, L.L.C.           100%                   Illinois
Sunrise North Naperville Assisted Living,
      L.L.C.                                        100%                   Illinois
Sunrise Willowbrook Assisted Living, L.L.C.         25%                    Illinois
Sunrise St. Johns Assisted Living, L.L.C.           100%                   Louisiana
White Oak Assisted Living, L.L.C.                   100%                   Maryland
Sunrise Northville Assisted Living, L.L.C           100%                   Michigan
Sunrise Wall Assisted Living, L.L.C.                100%                   New Jersey
East Meadow A.L., L.L.C                             100%                   New York
East Setaucket                                      100%                   New York
Sunrise Fleetwood A.L., L.L.C                       100%                   New York
Sunrise Smithtown A.L., L.L.C.                      100%                   New York
Sunrise Holbrook Assisted Living, L.L.C.            100%                   New York
Sunrise Assisted Living Holdings, L.P. II          7.24%                   Delaware
Sunrise Cohasset Assisted Living Limited
      Partnership                                   100%                   New Jersey
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